EXHIBIT 99.2

                                      TODCO
                            Monthly Rig Status Report
                                      as of
                                October 25, 2004

                                                        Contract(2)   Est. Duration(2)
                                                       -------------------------------
       Rig Name   Rig Type    Status (1)    Customer   Type   Dayrate  Days   Date     Comments
                                                              ($000s)
       -----------------------------------------------------------------------------------------

 US Inland
  Barges
------------------------------------------------------------------------------------------------
        Rig 01   Conv - 2000  Cold Stacked
     1            hp            05/03
       -----------------------------------------------------------------------------------------
        Rig 07   Posted -     Cold Stacked
     2            2000 hp       03/02
       -----------------------------------------------------------------------------------------
        Rig 09   Posted -     Operating    Sabco Oil &   one     Low
     3            2000 hp                   Gas          well   $20s     5   10/30/04
                                          ------------------------------------------------------
                                           Boss                  Low
                                            Exploration  term   $20s    90   01/28/05
       -----------------------------------------------------------------------------------------
        Rig 10   Posted -     Cold Stacked
     4            2000 hp       03/02
       -----------------------------------------------------------------------------------------
        Rig 11   Conv - 3000  Operating    Clayton
                  hp                        Williams     one     Low
     5                                      Energy       well   $20s    31   11/25/04
       -----------------------------------------------------------------------------------------
        Rig 15   Conv - 2000  Operating    Swift Energy         High
     6            hp                        Co.          term   $10s    60   12/24/04
       -----------------------------------------------------------------------------------------
        Rig 17   Posted -     Operating    Kerr McGee    one     Mid
     7            3000 hp, TD                            well   $20s    25   11/19/04
       -----------------------------------------------------------------------------------------
        Rig 19   Conv - 1000  Operating    Swift Energy          Mid
     8            hp                        Co.          term   $10s     4   10/29/04
       -----------------------------------------------------------------------------------------
        Rig 20   Conv - 1000  Cold Stacked
     9            hp            09/03
       -----------------------------------------------------------------------------------------
        Rig 21   Conv - 1500  Cold Stacked
    10            hp            07/99
       -----------------------------------------------------------------------------------------
        Rig 23   Conv - 1000  Cold Stacked
    11            hp            03/02
       -----------------------------------------------------------------------------------------
        Rig 27   Posted -     Operating    McMoran       one    High
    12            3000 hp, TD               Exploration  well   $20s    97   01/30/05
       -----------------------------------------------------------------------------------------
        Rig 28   Conv - 3000  Cold Stacked
    13            hp            05/03
       -----------------------------------------------------------------------------------------
        Rig 29   Conv - 3000  Operating    Apache Corp   two     Mid
    14            hp, TD                                 wells  $20s    21   11/15/04
       -----------------------------------------------------------------------------------------
        Rig 30   Conv - 3000  Cold Stacked
    15            hp            03/02
       -----------------------------------------------------------------------------------------
        Rig 31   Conv - 3000  Cold Stacked
    16            hp            03/02
       -----------------------------------------------------------------------------------------
        Rig 32   Conv - 3000  Cold Stacked
    17            hp            12/03
       -----------------------------------------------------------------------------------------
        Rig 41   Posted -     Operating    Browning      one     Low
    18            3000 hp, TD                            well   $20s     1   10/26/04
                                          ------------------------------------------------------
                                           Schlumberger  one     Mid
                                                         well   $20s    25   11/20/04
       -----------------------------------------------------------------------------------------
        Rig 46   Posted -     Operating    Henry         one     Low
    19            3000 hp                   Production   well   $20s    25   11/19/04
       -----------------------------------------------------------------------------------------
        Rig 47   Posted -     Cold Stacked
    20            3000 hp       02/98
       -----------------------------------------------------------------------------------------
        Rig 48   Posted -     Shipyard                                                returns to
                  3000 hp, TD  Repairs                                                Operating
                                                                                      early
    21                                                                                Nov.
       -----------------------------------------------------------------------------------------
        Rig 49   Posted -     Cold Stacked
    22            3000 hp       05/03
       -----------------------------------------------------------------------------------------
        Rig 52   Posted -     Operating    Newfield      two     Mid
    23            2000 hp, TD               Exploration wells   $20s    52   12/16/04
                                          ------------------------------------------------------
                                           Walter Oil &  one     Mid
                                            Gas          well   $20s    40   01/25/05
       -----------------------------------------------------------------------------------------
        Rig 55   Posted -     Operating    Apache Corp   one     Mid
    24            3000 hp, TD                            well   $20s    45   12/09/04
       -----------------------------------------------------------------------------------------
        Rig 57   Posted -     Operating    Yuma          one     Low
    25            2000 hp                   Exploration  well   $20s    14   11/08/04
       -----------------------------------------------------------------------------------------
        Rig 61   Posted -     Cold Stacked
    26            3000 hp       02/98
       -----------------------------------------------------------------------------------------
        Rig 62   Posted -     Cold Stacked
    27            3000 hp       06/03
       -----------------------------------------------------------------------------------------
        Rig 64   Posted -     Operating    Schlumberger  one     Low
    28            3000 hp                                well   $20s    45   12/09/04
       -----------------------------------------------------------------------------------------
        Rig 74   Posted -     Cold Stacked
    29            2000 hp       02/99
       -----------------------------------------------------------------------------------------
        Rig 75   Posted -     Cold Stacked
    30            2000 hp       02/99
       -----------------------------------------------------------------------------------------
                                                              Average   41 days
 US Gulf of
  Mexico
------------------------------------------------------------------------------------------------
        THE 75   Submersible, Operating    ADTI          one     Low
     1            TD                                     well   $30s     2   10/27/04
                                          ------------------------------------------------------
                                           Spinnaker     one     Mid
                                                         well   $30s    30   11/26/04
       -----------------------------------------------------------------------------------------
        THE 77   Submersible  Cold Stacked
     2                          01/99
       -----------------------------------------------------------------------------------------
        THE 78   Submersible  Cold Stacked
     3                          07/01
       -----------------------------------------------------------------------------------------
        THE 150  150' - ILC,  Operating    Stone Energy  one     Mid
     4            TD                        Corporation  well   $30s     3   10/28/04
                                          ------------------------------------------------------
                                           Apache Corp   term    Mid
                                                                $30s    60   12/27/04
                                                                 Low
                                                                $40s    60   02/25/05
       -----------------------------------------------------------------------------------------
        THE 152  150' - MC,   Operating    ADTI          term    Mid
     5            TD                                            $30s    10   11/04/04
       -----------------------------------------------------------------------------------------
        THE 153               Cold Stacked
     6             150' - MC    07/01
       -----------------------------------------------------------------------------------------
        THE 155  150' - ILC   Cold Stacked
     7                          07/01
       -----------------------------------------------------------------------------------------
        THE 156  150' - ILC,  Operating    Schlumberger  one    High
     8            TD                                     well   $30s     6   10/31/04
       -----------------------------------------------------------------------------------------
        THE 185  120' - ILC,  Cold Stacked
     9            TD            09/99
       -----------------------------------------------------------------------------------------
        THE 191  160' - MS    Cold Stacked
    10                          08/01
       -----------------------------------------------------------------------------------------
        THE 200  200' - MC,   Operating    Apache Corp   two    High
    11            TD                                     wells  $30s    25   11/19/04
                                           Apache Corp   four    Low
                                                         wells  $40s    40   12/29/04
       -----------------------------------------------------------------------------------------
        THE 201  200' - MC,   Operating    Tana
                  TD                        Exploration  one     Mid
    12                                      Company      well   $30s     2   10/27/04
                                          ------------------------------------------------------
                                           Noble Energy  one     Low
                                            Inc.         well   $40s    30   11/26/04
       -----------------------------------------------------------------------------------------
        THE 202  200' - MC,   Operating    ADTI          one     Mid
    13            TD                                     well   $30s     2   10/27/04
                                           ADTI          one    High
                                                         well   $30s    30   11/26/04
       -----------------------------------------------------------------------------------------
        THE 203  200' - MC,   Operating    ADTI          one     Low
    14            TD                                     well   $30s     4   10/29/04
       -----------------------------------------------------------------------------------------
        THE 204  200' - MC,   Operating    Badger        three  High
    15            TD                                     wells  $30s    23   11/17/04
       -----------------------------------------------------------------------------------------
        THE 207  200' - MC,   Operating    Tana
                  TD                        Exploration  one     Mid
    16                                      Company      well   $30s    19   11/13/04
       -----------------------------------------------------------------------------------------
        THE 250  250' - MS    Operating    ADTI          one     Mid
    17                                                   well   $30s     4   10/29/04
       -----------------------------------------------------------------------------------------
        THE 251  250' - MS,   Operating    East Cameron  two     Mid
    18            TD                        Partners     wells  $30s     3   10/28/04
                                          ------------------------------------------------------
                                           Schlumberger  one    High
                                                         well   $30s    75   01/11/05
       -----------------------------------------------------------------------------------------
        THE 252  250' - MS    Cold Stacked
    19                          11/01
       -----------------------------------------------------------------------------------------
        THE 253  250' - MS    Operating    Schlumberger  one     Mid
    20                                                   well   $30s     9   11/03/04
                                                         one     Mid
                                                         well   $30s    25   11/28/04
       -----------------------------------------------------------------------------------------
        THE 254  250' - MS    Cold Stacked
    21                          07/01
       -----------------------------------------------------------------------------------------
        THE 255  250' - MS    Cold Stacked
    22                          07/01
       -----------------------------------------------------------------------------------------
        THE 256  250' - MS    Cold Stacked
    23                          03/99
       -----------------------------------------------------------------------------------------
                                                              Average   36 days
 Mexico
------------------------------------------------------------------------------------------------
        THE 205  200' - MC,   Operating    PEMEX         term   High
     1            TD                                            $30s   744   11/08/06
       -----------------------------------------------------------------------------------------
        THE 206  200' - MC,   Operating    PEMEX         term    Low
     2            TD                                            $40s   357   10/17/05
       -----------------------------------------------------------------------------------------
        Platform Platform,    Rig          PEMEX         term   High                  Est start
     3   3        TD           Preparation                      $20s 1,289             Q4-2004
       -----------------------------------------------------------------------------------------
                                                              Average  797 days
 Trinidad
------------------------------------------------------------------------------------------------
        THE 110  100' - MC,   Operating    Trinmar       term    Mid
     1            TD                                            $20s   539   04/17/06
       -----------------------------------------------------------------------------------------
        THE 208               Cold Stacked
     2             200' - MC    03/02
       -----------------------------------------------------------------------------------------
                                                              Average  539 days
 Venezuela
------------------------------------------------------------------------------------------------
     1  Rig #26  750 hp       Stacked
       -----------------------------------------------------------------------------------------
     2  Rig #27  900 hp       Stacked
       -----------------------------------------------------------------------------------------
        Cliffs   2000 hp      Stacked
     3   #36
       -----------------------------------------------------------------------------------------
        Cliffs   2000 hp      Stacked
     4   #37
       -----------------------------------------------------------------------------------------
        Cliffs   2000 hp, TDr Rig                                                     LOI for 1
         #40                   Preparation                                             year term
     5                                                                                 w/ PDVSA
       -----------------------------------------------------------------------------------------
        Cliffs   2000 hp, TDr Operating    PDVSA         term    Low
     6   #42                                                    $20s   356   10/16/05
       -----------------------------------------------------------------------------------------
        Cliffs   2000 hp      Stacked
     7   #43
       -----------------------------------------------------------------------------------------
        Cliffs   3000 hp, TD  Operating    PDVSA         term    Low
     8   #54                                                    $20s   227   06/09/05
       -----------------------------------------------------------------------------------------
        Cliffs   3000 hp, TD  Operating    PDVSA         term    Low
     9   #55                                                    $20s   280   08/01/05
       -----------------------------------------------------------------------------------------
        Falcon   Lake Barge,  Cold Stacked
    10   40       TD            01/00
       -----------------------------------------------------------------------------------------
        Falcon   Lake Barge   Cold Stacked
    11   42                     12/99
       -----------------------------------------------------------------------------------------
        Falcon   Lake Barge,  Cold Stacked
    12   43       TD            02/00
       -----------------------------------------------------------------------------------------
                                                              Average  288 days

(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.